Arthur J. Gallagher & Co. Investment Presentation February - 2011 Exhibit 99.2

Information Regarding
Forward-Looking Statements
This investment presentation contains “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  When used in this investment presentation, the words
“anticipates,” “expects,” “believes,” “should,” could,” “estimates,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements.  Examples of forward-looking statements in this investment presentation include, but are not limited to, statements related to the integration of the
GAB Robins acquisition, Gallagher’s capabilities for future growth and expansion, Gallagher’s acquisition strategy and level of acquisition activity, expected uses of cash, drivers of organic growth in the brokerage and risk management segments, Gallagher’s international opportunities, productivity and expense reduction initiatives, and future income and tax credits generated by Gallagher’s clean-energy operations.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following:
•
changes in worldwide and national economic conditions, changes in premium rates and insurance markets generally, and changes in the insurance brokerage industry’s competitive landscape could impact Gallagher’s integration of the GAB Robins acquisition, capabilities for future growth and expansion, its acquisition strategy and level of acquisition activity, expected uses of cash, drivers of organic growth in the brokerage and risk management segments, its international opportunities, and productivity and expense reduction initiatives; and
•
uncertainties related to Gallagher’s IRC Section 45 investments, including uncertainties related to (i)
receipt by Gallagher’s utility partners of long-term permits, (ii) Gallagher’s ability to find operating sites and co-investors for its non-operating operations, (iii) potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section 45, (iv) utilities’ future use of coal to generate electricity,
(v) operational risks at Gallagher’s IRC Section 45 operations, (vi) business risks relating to
Gallagher’s co-investors and partners, (vii) intellectual property risks and (viii) environmental risks, could impact Gallagher’s future income and tax credits generated by its clean-energy operations.
Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on
Form 10-K for the fiscal year ended December 31, 2010, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Two Core Businesses
Revenue – $1.8 billion EBITDAC – $365 million
Brokerage Segment 74%
Risk Management Segment 26%
Brokerage 82%
Risk Management 18%
Year 2010 as reported.  See important disclosures regarding Non-GAAP measures in Exhibits

4 Brokerage Segment Revenues – $1.3 billion Retail P/C 53% Mostly U.S., Canada and U.K. Wholesale 21% Mostly U.S. and U.K. Retail-Benefits 26% U.S. and U.K. Year 2010 as reported

Risk Management Segment
Revenues – $462 million
Workers
Compensation  69%
Liability 27% Property 4%
Domestic 83%
International 17%
EBITDAC – $65 million
Year 2010 as reported.  See important disclosures regarding Non-GAAP measures in Exhibits

6 A Perfect Storm for Insurance Brokers? • 7 Years of soft insurance pricing • Worst economic recession since the Great Depression • Zero investment yields

7 Economy – GDP shrinks -2.6% 0.0% 1.9% -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% 2007 2008 2009 U.S. Real GDP Annual Rates of Change Source for data: Bureau of Economic Analysis

8 U.S. Unemployment Skyrockets U.S. Unemployment Average Annual Rates. Source for data: Bureau of Labor Statistics 9.3% 5.8% 4.6% 2% 3% 4% 5% 6% 7% 8% 9% 10% 2007 2008 2009

U.S. Employment Down 9 Million Jobs
Total Nonfarm Employees ( in thousands). Source for data: Bureau of Labor Statistics
129,320
134,383
137,983
126,000
128,000
130,000
132,000
134,000
136,000
138,000
140,000
YE 2007 YE 2008 YE 2009

10 Short-Term Interest Rates Fall 5.0% 1.9% 0.2% 0.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 2007 2008 2009 2010 Average Annual Effective Fed Funds Rates. Source for data: Bloomberg 480 bps decline

Commercial P&C Pricing Below Year 2000
Significantly Lagging Inflation
91
126
80
90
100
110
120
130
140
150
160
Commercial Rate Index Pro-Forma at CPI Rate
Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000.  Constructed using Counsel of Insurance Agents and Brokers data

Global P&C Market Shrinks
-0.1%
-0.8%
1.5%
4.0%
-2%
-1%
0%
1%
2%
3%
4%
5%
2006 2007 2008 2009
Global P&C change in Premiums. Source for Data: Swiss Re's “World Insurance" sigma studies (in real terms, ie adjusted for inflation)

13 But, Gallagher Sailed through the Economic Storm

Gallagher’s Sales Culture Outperforms
Economic Environment
0.0%
-2.0%
-2.0%
-11.0%
-5.4%
-5.6%
-15.0%
-12.0%
-9.0%
-6.0%
-3.0%
0.0%
3.0%
6.0%
2008 2009 2010
Gallagher Organic CIAB Avg. Commercial Rate Declines
Gallagher’s Brokerage Segment Organic Growth

Gallagher’s Acquisition Program Fuels Growth
0.0%
-2.0%
-2.0%
5.0%
-11.0%
-5.4%
-5.6%
7.0%
7.0%
-15.0%
-12.0%
-9.0%
-6.0%
-3.0%
0.0%
3.0%
6.0%
9.0%
2008 2009 2010
-15.0%
-12.0%
-9.0%
-6.0%
-3.0%
0.0%
3.0%
6.0%
9.0%
Organic Revenue Growth from Acquisitions CIAB

Gallagher Grows Adjusted Revenue
4% CAGR
2008 2009
2010
Brokerage & Risk Management Adjusted Revenues from Continuing Operations - See Non–GAAP measures in Exhibits
$1,782
$1,719
$1,635
$500
$900
$1,300
$1,700
$2,100
$2,500

Gallagher’s Workforce Discipline &
Expense Reduction
Brokerage
See important disclosures regarding Non-GAAP measures in Exhibits
16.6%
16.9%
20.8%
0%
5%
10%
15%
20%
25%
30%
2008 2009 2010
Operating Expense Ratio
61.4%
61.1%
60.1%
0%
10%
20%
30%
40%
50%
60%
70%
2008 2009 2010
Compensation Ratio

Gallagher’s Workforce Discipline &
Expense Reduction
Risk Management
See important disclosures regarding Non-GAAP measures in Exhibits
60.9%
60.9%
60.4%
0%
10%
20%
30%
40%
50%
60%
70%
2008 2009 2010
Compensation Ratio
23.5% 24.0%
27.0%
0%
5%
10%
15%
20%
25%
30%
2008 2009 2010
Operating Expense Ratio

Gallagher Grows Adjusted EBITDAC
$362
$347
$281
$0
$100
$200
$300
$400
$500
13% CAGR
2008 2009 2010
Brokerage & Risk Management Adjusted EBITDAC from Continuing Operations - See Non– GAAP measures in Exhibits

20 Gallagher Improves Adjusted EBITDAC Margins Brokerage See important disclosures regarding Non-GAAP measures in Exhibits 21.9% 19.0% 15% 16% 17% 18% 19% 20% 21% 22% 23% 2008 2010

21 Gallagher Improves Adjusted EBITDAC Margins 15.6% 12.6% 10% 11% 12% 13% 14% 15% 16% 2008 2010 Risk Management See important disclosures regarding Non-GAAP measures in Exhibits

Gallagher Continues Acquisition Momentum
$145
$98
$166
$0
$40
$80
$120
$160
$200
2008 2009 2010
(In millions)
Annualized Revenues Acquired
From 2008 to 2010:
•
Completed 71 deals
•
$409m in annualized
revenues
•
Highlighted by Liberty
Mutual/Wausau and GAB
Robins acquisitions

Risk Management M&A
•
GAB Robins
Completed October 1, 2010
Acquired TPA and managed care subsidiaries
Expect up to:
•
$50 million of annualized revenues
•
$10 million of EBITDAC by 2012
Added over 400 talented employees
Excellent culture fit
Integration going as planned

24 Gallagher Continued to Invest in the Company • Positioned company for future expansion capacity • Systems investment Centralization Global Systems Centralized processes • Offshoring initiatives

25 Gallagher Continued Relentless Focus on Quality & Customer Service

Maintained Prudent Balance Sheet
$s in millions. Global Insurance Brokers’ ratios are adjusted for unusual items Source for S&P 1000: Bloomberg as of
01/28/11.
Gallagher @
12/31/2010
Global
Insurance
Broker Avg.
@
09/30/2010 S&P 1000
Total Debt $550
Stockholders’ Equity $1,107
Debt to Total Capital (Debt/(Debt + Equity)) 33% 39% 40%
Debt to EBITDAC 1.5x 2.1x 2.8x
See important disclosures regarding Non-GAAP measures in Exhibits

Gallagher’s Stockholders Benefited
Source for data: Bloomberg. Total Returns assume dividend reinvestment.
Total Returns January 2008 - February 2011
AJG versus S&P 500
47%
-3%
-50%
-45%
-40%
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
AJG S&P 500

The Power of Dividends
Source for Data: Bloomberg.  Total Returns assume dividend reinvestment.
Dividends Price Only
+ 47%
-3%
25%
22%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
AJG
-10%
7%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
S&P 500

29 Cash Generation Dividend Below 50% See important disclosures regarding Non-GAAP measures in Exhibits (In millions) $0 $100 $200 $300 $400 2008 2009 2010 Dividend 29

30 On the Horizon…..

Starting from a Strong Financial Position
•
Cash available for M&A
$100m available cash at 12/31/10
Added $125m of new debt last week
•
Debt still below target of 2x EBITDAC
•
Significant flexibility remains
$500m in credit line
•
Unfunded pension is $20m
See important disclosures regarding Non-GAAP measures in Exhibits

32 Three Uses of Cash • Re-invest in company – CapEx and acquisitions • Dividends • Repurchase shares – currently not anticipated

Brokerage Growth - Organic Drivers
•
Cross-selling and new business initiatives
•
Recruiting new producers and teams
Domestically and Internationally
•
Capitalize on niche expertise
•
Developing our own - Internship program
•
Focus on new niches
•
Improving carrier compensation
•
Implementing global sales management
systems

Brokerage Growth - Organic Drivers (cont)
•
Opportunities from Healthcare Turmoil
Clients need help
We have the tools and resources
Many consulting opportunities for new/existing
clients
Turmoil will continue with evolution of this bill
•
Expanding program managers to utilize current
distribution
•
Business migration to standard markets is slowing
•
Continue to expand International capabilities

Acquisition Strategy - Brokerage
•
Unlimited opportunity
18,000 retail and wholesale brokerages and
agencies* just in the U.S. (Retail P&C,
Benefits and Wholesale)
•Owned by baby boomers who need an exit
strategy yet still want to be in the business
•Need depth of capabilities to grow to the next
level
Small number of consolidators
*Source:  Hales & Company and D&B

36 Current Gallagher U.S. Locations ID MT WA CA UT NV AZ NM TX OK KS NE MN WI MO AR LA TN IL WV PA NY NH ME MA CT NJ DE MD IA CO WY SD ND OR OH MI KY MS AL GA FL SC NC VT RI IN AK HI VA

37 ID MT WA CA UT NV AZ NM TX OK KS NE MN WI MO AR LA TN IL WV PA NY NH ME MA CT NJ DE MD IA CO WY SD ND OR OH MI KY MS AL GA FL SC NC VT RI IN AK HI VA Larger cities where we aren’t located

Acquisition Strategy – Brokerage (cont.)
•
How we do it
Domestically looking for “tuck-ins” as well
as stand alone platforms
International expansion
•Joint ventures
•Network of correspondent brokers source for
future partners
Cultural fit is crucial

Acquisition Strategy – Brokerage (cont.)
•
Long-term strategic value
Additional expertise for niches
Broaden geographic penetration
Additional leverage with markets, vendors,
etc.
•
Manage and monitor closely post
acquisition to assure strategy meets return
on capital targets

Acquisition Strategy – International Brokerage
•
Solid acquisition activity in 2010
FirstCity – London
Securitas – Brazil
SBA – Australia – now own 100%
Risk & Reward – U.K. employee benefits
•
Global joint ventures are important
Profit sharing
Additional London flow through
Huge geographic opportunities

41 Gallagher Optimus Network

Brokerage Productivity &
Expense Reductions
•
Upgrading and consolidating agency systems
•
Centralizing back office support
•
Utilizing offshore centers of excellence
•
Maintaining headcount controls
•
Reducing real estate footprint
•
Capitalizing on procurement/sourcing
capabilities

Risk Management – Growth, Productivity &
Expense Management
•
Attract and retain clients with superior value
proposition
Unsurpassed claims handling capabilities and
expertise
Superior outcomes
Industry-leading service experience
Industry-specific best practice solutions
Uniformly high levels of quality
Stability and long-term commitment to industry
leadership

Risk Management – Growth, Productivity &
Expense Management (cont’d)
•
Build on recent success in international markets
Target Australia, Canada, New Zealand & U.K.
Expand sales capacity and capability with a focus
towards commercial sector
Leverage cross-selling opportunities with AJG Int’l and
domestic clients
•
Maintain focus on productivity and overall
expense management
Tightly manage headcount and compensation
Opportunistically close/combine locations
Reduce T&E, office expenses and outside fees where
possible

Corporate Segment Evolving
•
Clean-energy projects contributing
Viewed as cash generation vehicles
Earned $8 million after tax in 2010
May earn $4-6 million per quarter after tax
starting in 2Q 2011
•
Legacy investment era effectively behind
us

46 Summary

Significant Headwinds
Economy – GDP shrinks
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
5%
Short-Term Interest Rates Fall
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
U.S. Employment Down 9 Million Jobs
126,000
128,000
130,000
132,000
134,000
136,000
138,000
140,000
Global P&C Market Shrinks
-2%
-1%
0%
1%
2%
3%
4%
5%
129,320
134,383
137,983
YE 2007 YE 2008 YE 2009
-0.1%
-0.8%
1.5%
4.0%
2006 2007 2008 2009
-2.6%
0.0%
1.9%
2007 2008 2009
5.0%
1.9%
0.2%
0.2%
2007 2008 2009 2010
480 bps decline

Gallagher Sailed Through
See important disclosures regarding Non-GAAP measures in Exhibits
Gallagher Continues Acquisition
Momentum
$145
$98
$166
$0
$40
$80
$120
$160
$200
2008 2009 2010
(In millions)
Annualized Revenues Acquired
Gallagher Improves Adjusted
EBITDAC Margins
20.3%
17.2%
15%
16%
17%
18%
19%
20%
21%
22%
23%
2008 2010
Brokerage & Risk Management
Gallagher Grows Adjusted Revenue
$1,782
$1,719
$1,635
$500
$900
$1,300
$1,700
$2,100
$2,500
4% CAGR
2008 2009 2010
Gallagher Grows Adjusted EBITDAC
$362
$347
$281
$0
$100
$200
$300
$400
$500
13% CAGR
2008 2009 2010

Gallagher’s Stockholders Benefited
Source for data: Bloomberg. Total Returns assume dividend reinvestment.
Total Returns January 2008 - February 2011
AJG versus S&P 500
47%
-3%
-50%
-45%
-40%
-35%
-30%
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
AJG S&P 500

50 Summary • Why own Gallagher? Steady long-term growth Strong cash flows Prudent Balance Sheet History of solid dividend yield shows confidence in future growth

51 For Additional Information • Website: www.ajg.com • Email: investor_relations@ajg.com • Marsha Akin: Marsha_Akin@ajg.com • Phone: 630-285-3501

52

Brokerage Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 183.4 $     - $        183.4 $    232.6 $     - $           232.6 $    226.8 $     - $           226.8 $    211.4 $     - $           211.4 $    854.2 $     - $           854.2 $
Fees 50.4          -           50.4         63.5          -              63.5         66.0          -              66.0         70.3          -              70.3         250.2        -              250.2
Supplemental and contingent commissions 17.9          (1.6)        16.3         8.3            3.0            11.3         12.3          2.4            14.7         7.2            2.3            9.5           45.7          6.1            51.8
Investment income 4.6            -           4.6           4.3            -              4.3           3.6            -              3.6           1.4            -              1.4           13.9          -              13.9
Gains realized on books of business sales 1.7            (1.7)        -            3.5            (3.5)           -            5.7            (5.7)           -            12.9          (12.9)         -            23.8          (23.8)         -
     Revenues 258.0        (3.3)        254.7       312.2        (0.5)           311.7       314.4        (3.3)           311.1       303.2        (10.6)         292.6       1,187.8     (17.7)         1,170.1
Compensation 167.1        (0.1)        167.0       175.8        (0.9)           174.9       179.6        -              179.6       184.9        (2.9)           182.0       707.4        (3.9)           703.5
Operating 58.7          -           58.7         56.0          -              56.0         60.5          (1.3)           59.2         72.2          (2.3)           69.9         247.4        (3.6)           243.8
Depreciation 3.9            -           3.9           4.7            -              4.7           4.7            -              4.7           4.9            -              4.9           18.2          -              18.2
Amortization 8.8            -           8.8           10.1          -              10.1         10.1          -              10.1         14.2          (2.7)           11.5         43.2          (2.7)           40.5
Change in estimated acquisition earnout payables -             -           -            -             -              -            -             -              -            -             -              -            -             -              -
     Expenses 238.5        (0.1)        238.4       246.6        (0.9)           245.7       254.9        (1.3)           253.6       276.2        (7.9)           268.3       1,016.2     (10.2)         1,006.0
Earnings from continuing operations before income taxes 19.5          (3.2)        16.3         65.6          0.4            66.0         59.5          (2.0)           57.5         27.0          (2.7)           24.3         171.6        (7.5)           164.1
Provision for income taxes 7.6            (1.3)        6.3           26.4          0.2            26.6         23.4          (0.8)           22.6         10.0          (1.1)           8.9           67.4          (3.0)           64.4
Earnings from continuing operations 11.9 $       (1.9) $     10.0 $      39.2 $       0.2 $         39.4 $      36.1 $       (1.2) $        34.9 $      17.0 $       (1.6) $        15.4 $      104.2 $     (4.5) $        99.7 $
Diluted earnings from continuing operations per share 0.13 $       (0.02) $   0.11 $      0.42 $       0.00 $       0.42 $      0.38 $       (0.01) $      0.37 $      0.18 $       (0.02) $      0.16 $      1.11 $       (0.05) $      1.06 $
Growth (decline) - revenues 11% 9% 6% 6% 8% 7% 2% -1% 7% 5%
Organic growth (decline) in commissions, fees and supplemental commissions 2% 2% 0% 0% 1% 1% -4% -4% 0% 0%
Compensation expense ratio 65% 66% 56% 56% 57% 58% 61% 62% 60% 60%
Operating expense ratio 23% 23% 18% 18% 19% 19% 24% 24% 21% 21%
Pretax profit margin 8% 6% 21% 21% 19% 18% 9% 8% 14% 14%
EBITDAC margin 12% 11% 26% 26% 24% 23% 15% 14% 20% 19%
Effective tax rate 39% 39% 40% 40% 39% 39% 37% 37% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 92,898      92,898     93,545      93,545     94,556      94,556     95,900      95,900     94,179      94,179
EBITDAC
Earnings from continuing operations 11.9 $       (1.9) $     10.0 $      39.2 $       0.2 $         39.4 $      36.1 $       (1.2) $        34.9 $      17.0 $       (1.6) $        15.4 $      104.2 $     (4.5) $        99.7 $
Provision for income taxes 7.6            (1.3)        6.3           26.4          0.2            26.6         23.4          (0.8)           22.6         10.0          (1.1)           8.9           67.4          (3.0)           64.4
Depreciation 3.9            -           3.9           4.7            -              4.7           4.7            -              4.7           4.9            -              4.9           18.2          -              18.2
Amortization 8.8            -           8.8           10.1          -              10.1         10.1          -              10.1         14.2          (2.7)           11.5         43.2          (2.7)           40.5
Change in estimated acquisition earnout payables -             -           -            -             -              -            -             -              -            -             -              -            -             -              -
EBITDAC 32.2 $       (3.2) $     29.0 $      80.4 $       0.4 $         80.8 $      74.3 $       (2.0) $        72.3 $      46.1 $       (5.4) $        40.7 $      233.0 $     (10.2) $      222.8 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
(Unaudited - in millions except share and per share data)
Arthur J. Gallagher & Co.
2008 Adjusted Brokerage Segment Statement of Earnings
1st Q 08 2nd Q 08 3rd Q 08 4th Q 08 YTD 08

Risk Management Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Fees 115.1 $    - $       115.1 $   114.1 $    - $          114.1 $   117.6 $    - $          117.6 $   114.3 $    - $          114.3 $   461.1 $    - $          461.1 $
Investment income 1.1 - 1.1 1.1 - 1.1 1.0 - 1.0 0.6 - 0.6 3.8 - 3.8
Revenues 116.2 - 116.2 115.2 - 115.2 118.6 - 118.6 114.9 - 114.9 464.9 - 464.9
Compensation 70.1 - 70.1 70.4 - 70.4 70.4 - 70.4 69.7 - 69.7 280.6 - 280.6
Operating 29.2 - 29.2 29.2 - 29.2 33.8 - 33.8 34.1 (0.6) 33.5 126.3 (0.6) 125.7
Depreciation 3.0 - 3.0 3.2 - 3.2 3.2 - 3.2 2.2 - 2.2 11.6 - 11.6
Amortization 0.1 - 0.1 0.2 - 0.2 0.1 - 0.1 0.1 - 0.1 0.5 - 0.5
Expenses 102.4 - 102.4 103.0 - 103.0 107.5 - 107.5 106.1 (0.6) 105.5 419.0 (0.6) 418.4
Earnings from continuing operations before income taxes 13.8 - 13.8 12.2 - 12.2 11.1 - 11.1 8.8 0.6 9.4 45.9 0.6 46.5
Provision for income taxes 5.3 - 5.3 4.8 - 4.8 4.1 - 4.1 3.5 0.2 3.7 17.7 0.2 17.9
Earnings from continuing operations 8.5 $        - $       8.5 $       7.4 $        - $          7.4 $       7.0 $        - $          7.0 $       5.3 $        0.4 $        5.7 $       28.2 $      0.4 $        28.6 $
Diluted earnings from continuing operations per share 0.09 $      - $     0.09 $     0.08 $      - $        0.08 $     0.08 $      - $        0.07 $     0.06 $      0.00 $      0.06 $     0.30 $      0.00 $      0.30 $
Growth (decline) - revenues 9% 9% 7% 7% 8% 8% -3% -3% 5% 5%
Organic growth (decline) in commissions, fees and supplemental commissions 7% 7% 5% 5% 8% 8% 2% 2% 5% 5%
Compensation expense ratio 60% 60% 61% 61% 59% 59% 61% 61% 60% 60%
Operating expense ratio 25% 25% 25% 25% 29% 29% 30% 29% 27% 27%
Pretax profit margin 12% 12% 11% 11% 9% 9% 8% 8% 10% 10%
EBITDAC margin 15% 15% 14% 14% 12% 12% 10% 10% 12% 13%
Effective tax rate 39% 38% 39% 39% 37% 37% 40% 39% 39% 38%
Other Information
Diluted weighted average shares outstanding (000s) 92,898 92,898 93,545 93,545 94,556 94,556 95,900 95,900 94,179 94,179
EBITDAC
Earnings from continuing operations 8.5 $        - $       8.5 $       7.4 $        - $          7.4 $       7.0 $        - $          7.0 $       5.3 $        0.4 $        5.7 $       28.2 $      0.4 $        28.6 $
Provision for income taxes 5.3 - 5.3 4.8 - 4.8 4.1 - 4.1 3.5 0.2 3.7 17.7 0.2 17.9
Depreciation 3.0 - 3.0 3.2 - 3.2 3.2 - 3.2 2.2 - 2.2 11.6 - 11.6
Amortization 0.1 - 0.1 0.2 - 0.2 0.1 - 0.1 0.1 - 0.1 0.5 - 0.5
EBITDAC 16.9 $      - $       16.9 $     15.6 $      - $          15.6 $     14.4 $      - $          14.4 $     11.1 $      0.6 $        11.7 $     58.0 $      0.6 $        58.6 $
See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2008 Adjusted Risk Management Segment Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 08 2nd Q 08 3rd Q 08 4th Q 08 YTD 08

Brokerage & Risk Management Segments Combined
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 183.4 $    - $       183.4 $   232.6 $    - $          232.6 $   226.8 $    - $          226.8 $   211.4 $    - $          211.4 $   854.2 $    - $          854.2 $
Fees 165.5 - 165.5 177.6 - 177.6 183.6 - 183.6 184.6 - 184.6 711.3 - 711.3
Supplemental and contingent commissions 17.9 (1.6) 16.3 8.3 3.0 11.3 12.3 2.4 14.7 7.2 2.3 9.5 45.7 6.1 51.8
Investment income 5.7 - 5.7 5.4 - 5.4 4.6 - 4.6 2.0 - 2.0 17.7 - 17.7
Gains realized on books of business sales 1.7 (1.7) - 3.5 (3.5) - 5.7 (5.7) - 12.9 (12.9) - 23.8 (23.8) -
Revenues 374.2 (3.3) 370.9 427.4 (0.5) 426.9 433.0 (3.3) 429.7 418.1 (10.6) 407.5 1,652.7 (17.7) 1,635.0
Compensation 237.2 (0.1) 237.1 246.2 (0.9) 245.3 250.0 - 250.0 254.6 (2.9) 251.7 988.0 (3.9) 984.1
Operating 87.9 - 87.9 85.2 - 85.2 94.3 (1.3) 93.0 106.3 (2.9) 103.4 373.7 (4.2) 369.5
Depreciation 6.9 - 6.9 7.9 - 7.9 7.9 - 7.9 7.1 - 7.1 29.8 - 29.8
Amortization 8.9 - 8.9 10.3 - 10.3 10.2 - 10.2 14.3 (2.7) 11.6 43.7 (2.7) 41.0
Change in estimated acquisition earnout payables - - - - - - - - - - - - - - -
Expenses 340.9 (0.1) 340.8 349.6 (0.9) 348.7 362.4 (1.3) 361.1 382.3 (8.5) 373.8 1,435.2 (10.8) 1,424.4
Earnings from continuing operations before income taxes 33.3 (3.2) 30.1 77.8 0.4 78.2 70.6 (2.0) 68.6 35.8 (2.1) 33.7 217.5 (6.9) 210.6
Provision for income taxes 12.9 (1.3) 11.6 31.2 0.2 31.4 27.5 (0.8) 26.7 13.5 (0.9) 12.6 85.1 (2.8) 82.3
Earnings from continuing operations 20.4 $      (1.9) $    18.5 $     46.6 $      0.2 $        46.8 $     43.1 $      (1.2) $       41.9 $     22.3 $      (1.2) $       21.1 $     132.4 $    (4.1) $       128.3 $
Diluted earnings from continuing operations per share 0.22 $      (0.02) $  0.20 $     0.50 $      0.00 $      0.50 $     0.46 $      (0.01) $     0.44 $     0.23 $      (0.01) $     0.22 $     1.41 $      (0.04) $     1.36 $
Growth (decline) - revenues 10% 9% 6% 6% 8% 7% 1% -2% 6% 5%
Organic growth (decline) in commissions, fees and supplemental commissions 3% 3% 2% 2% 3% 3% -2% -2% 1% 1%
Compensation expense ratio 63% 64% 58% 57% 58% 58% 61% 62% 60% 60%
Operating expense ratio 23% 24% 20% 20% 22% 22% 25% 25% 23% 23%
Pretax profit margin 9% 8% 18% 18% 16% 16% 9% 8% 13% 13%
EBITDAC margin 13% 12% 22% 23% 20% 20% 14% 13% 18% 17%
Effective tax rate 39% 39% 40% 40% 39% 39% 38% 37% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 92,898 92,898 93,545 93,545 94,556 94,556 95,900 95,900 94,179 94,179
EBITDAC
Earnings from continuing operations 20.4 $      (1.9) $    18.5 $     46.6 $      0.2 $        46.8 $     43.1 $      (1.2) $       41.9 $     22.3 $      (1.2) $       21.1 $     132.4 $    (4.1) $       128.3 $
Provision for income taxes 12.9 (1.3) 11.6 31.2 0.2 31.4 27.5 (0.8) 26.7 13.5 (0.9) 12.6 85.1 (2.8) 82.3
Depreciation 6.9 - 6.9 7.9 - 7.9 7.9 - 7.9 7.1 - 7.1 29.8 - 29.8
Amortization 8.9 - 8.9 10.3 - 10.3 10.2 - 10.2 14.3 (2.7) 11.6 43.7 (2.7) 41.0
Change in estimated acquisition earnout payables - - - - - - - - - - - - - - -
EBITDAC 49.1 $      (3.2) $    45.9 $     96.0 $      0.4 $        96.4 $     88.7 $      (2.0) $       86.7 $     57.2 $      (4.8) $       52.4 $     291.0 $    (9.6) $       281.4 $
See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2008 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 08 2nd Q 08 3rd Q 08 4th Q 08 YTD 08

Brokerage Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 198.0 $  - $        198.0 $  249.7 $  - $        249.7 $  237.0 $  - $        237.0 $  228.2 $  - $        228.2 $  912.9 $  - $        912.9 $
Fees 54.8 - 54.8 73.9 - 73.9 75.8 - 75.8 77.6 - 77.6 282.1 - 282.1
Supplemental and contingent commissions 29.5 (8.2) 21.3 11.8 4.4 16.2 10.3 5.3 15.6 13.4 (0.1) 13.3 65.0 1.4 66.4
Investment income 1.1 - 1.1 1.4 - 1.4 1.0 - 1.0 1.1 - 1.1 4.6 - 4.6
Gains realized on books of business sales 6.1 (6.1) - 3.3 (3.3) - 1.7 (1.7) - 0.5 (0.5) - 11.6 (11.6) -
Revenues 289.5 (14.3) 275.2 340.1 1.1 341.2 325.8 3.6 329.4 320.8 (0.6) 320.2 1,276.2 (10.2) 1,266.0
Compensation 182.3 (0.1) 182.2 199.5 (0.6) 198.9 190.3 (0.8) 189.5 206.6 (4.0) 202.6 778.7 (5.5) 773.2
Operating 51.1 - 51.1 51.1 (0.3) 50.8 54.5 (0.8) 53.7 61.3 (2.5) 58.8 218.0 (3.6) 214.4
Depreciation 4.7 - 4.7 4.7 - 4.7 4.7 - 4.7 4.7 - 4.7 18.8 - 18.8
Amortization 12.2 - 12.2 13.9 - 13.9 13.7 - 13.7 14.5 - 14.5 54.3 - 54.3
Change in estimated acquisition earnout payables - - - 1.4 - 1.4 1.2 - 1.2 1.5 - 1.5 4.1 - 4.1
Expenses 250.3 (0.1) 250.2 270.6 (0.9) 269.7 264.4 (1.6) 262.8 288.6 (6.5) 282.1 1,073.9 (9.1) 1,064.8
Earnings from continuing operations before income taxes 39.2 (14.2) 25.0 69.5 2.0 71.5 61.4 5.2 66.6 32.2 5.9 38.1 202.3 (1.1) 201.2
Provision for income taxes 15.1 (5.7) 9.4 28.0 0.8 28.8 24.5 2.1 26.6 11.0 2.4 13.4 78.6 (0.4) 78.2
Earnings from continuing operations 24.1 $    (8.5) $     15.6 $    41.5 $    1.2 $      42.7 $    36.9 $    3.1 $      40.0 $    21.2 $    3.5 $      24.7 $    123.7 $  (0.7) $     123.0 $
Diluted earnings from continuing operations per share 0.25 $    (0.09) $   0.16 $    0.41 $    0.01 $    0.42 $    0.36 $    0.03 $    0.39 $    0.21 $    0.03 $    0.24 $    1.23 $    (0.01) $   1.22 $
Growth (decline) - revenues 12% 8% 9% 9% 4% 6% 6% 9% 7% 8%
Organic growth (decline) in commissions, fees and supplemental commissions -4% -4% -1% -1% -4% -4% 0% 0% -2% -2%
Compensation expense ratio 63% 66% 59% 58% 58% 58% 64% 63% 61% 61%
Operating expense ratio 18% 19% 15% 15% 17% 16% 19% 18% 17% 17%
Pretax profit margin 14% 9% 20% 21% 19% 20% 10% 12% 16% 16%
EBITDAC margin 19% 15% 26% 27% 25% 26% 16% 18% 22% 22%
Effective tax rate 39% 38% 40% 40% 40% 40% 34% 35% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 98,084 98,084 100,717 100,717 101,550 101,550 102,213 102,213 100,625 100,625
EBITDAC
Earnings from continuing operations 24.1 $    (8.5) $     15.6 $    41.5 $    1.2 $      42.7 $    36.9 $    3.1 $      40.0 $    21.2 $    3.5 $      24.7 $    123.7 $  (0.7) $     123.0 $
Provision for income taxes 15.1 (5.7) 9.4 28.0 0.8 28.8 24.5 2.1 26.6 11.0 2.4 13.4 78.6 (0.4) 78.2
Depreciation 4.7 - 4.7 4.7 - 4.7 4.7 - 4.7 4.7 - 4.7 18.8 - 18.8
Amortization 12.2 - 12.2 13.9 - 13.9 13.7 - 13.7 14.5 - 14.5 54.3 - 54.3
Change in estimated acquisition earnout payables - - - 1.4 - 1.4 1.2 - 1.2 1.5 - 1.5 4.1 - 4.1
EBITDAC 56.1 $    (14.2) $   41.9 $    89.5 $    2.0 $      91.5 $    81.0 $    5.2 $      86.2 $    52.9 $    5.9 $      58.8 $    279.5 $  (1.1) $     278.4 $
See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
(Unaudited - in millions except share and per share data)
Arthur J. Gallagher & Co.
2009 Adjusted Brokerage Segment Statement of Earnings
1st Q 09 2nd Q 09 3rd Q 09 4th Q 09 YTD 09

Risk Management Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Fees 111.8 $   - $         111.8 $   113.0 $   - $         113.0 $   113.1 $   - $         113.1 $   113.8 $   - $         113.8 $   451.7 $   - $         451.7 $
Investment income 0.4          -            0.4          0.3          -            0.3          0.4          -            0.4          0.4          -            0.4          1.5          -            1.5
     Revenues 112.2      -            112.2      113.3      -            113.3      113.5      -            113.5      114.2      -            114.2      453.2      -            453.2
Compensation 68.1        (0.3)         67.8        69.9        -            69.9        69.9        -            69.9        74.4        (6.2)         68.2        282.3      (6.5)         275.8
Operating 26.6        (0.6)         26.0        27.0        -            27.0        26.2        -            26.2        30.1        (0.7)         29.4        109.9      (1.3)         108.6
Depreciation 3.0          -            3.0          2.8          -            2.8          3.0          -            3.0          2.9          -            2.9          11.7        -            11.7
Amortization 0.2          -            0.2          0.2          -            0.2          0.1          -            0.1          0.2          -            0.2          0.7          -            0.7
     Expenses 97.9        (0.9)         97.0        99.9        -            99.9        99.2        -            99.2        107.6      (6.9)         100.7      404.6      (7.8)         396.8
Earnings from continuing operations before income taxes 14.3        0.9          15.2        13.4        -            13.4        14.3        -            14.3        6.6          6.9          13.5        48.6        7.8          56.4
Provision for income taxes 5.6          0.4          6.0          5.5          -            5.5          5.6          -            5.6          1.2          2.8          4.0          17.9        3.2          21.1
Earnings from continuing operations 8.7 $       0.5 $       9.2 $       7.9 $       - $         7.9 $       8.7 $       - $         8.7 $       5.4 $       4.1 $       9.5 $       30.7 $     4.6 $       35.3 $
Diluted earnings from continuing operations per share 0.09 $     0.00 $     0.09 $     0.08 $     - $       0.08 $     0.09 $     - $       0.09 $     0.05 $     0.04 $     0.09 $     0.30 $     0.05 $     0.35 $
Growth (decline) - revenues -3% -3% -2% -2% -4% -4% -1% -1% -3% -3%
Organic growth (decline) in commissions, fees and supplemental commissions
1% 1% 2% 2% -3% -3% -4% -4% -1% -1%
Compensation expense ratio 61% 60% 62% 62% 62% 62% 65% 60% 62% 61%
Operating expense ratio 24% 23% 24% 24% 23% 23% 26% 26% 24% 24%
Pretax profit margin 13% 14% 12% 12% 13% 13% 6% 12% 11% 12%
EBITDAC margin 16% 16% 14% 14% 15% 15% 8% 15% 13% 15%
Effective tax rate 39% 39% 41% 41% 39% 39% 18% 30% 37% 37%
Other Information
Diluted weighted average shares outstanding (000s) 98,084    98,084    100,717 100,717 101,550 101,550 102,213 102,213 100,625 100,625
EBITDAC
Earnings from continuing operations 8.7 $       0.5 $       9.2 $       7.9 $       - $         7.9 $       8.7 $       - $         8.7 $       5.4 $       4.1 $       9.5 $       30.7 $     4.6 $       35.3 $
Provision for income taxes 5.6          0.4          6.0          5.5          -            5.5          5.6          -            5.6          1.2          2.8          4.0          17.9        3.2          21.1
Depreciation 3.0          -            3.0          2.8          -            2.8          3.0          -            3.0          2.9          -            2.9          11.7        -            11.7
Amortization 0.2          -            0.2          0.2          -            0.2          0.1          -            0.1          0.2          -            0.2          0.7          -            0.7
EBITDAC 17.5 $     0.9 $       18.4 $     16.4 $     - $         16.4 $     17.4 $     - $         17.4 $     9.7 $       6.9 $       16.6 $     61.0 $     7.8 $       68.8 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2009 Adjusted Risk Management Segment Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 09 2nd Q 09 3rd Q 09 4th Q 09 YTD 09

Brokerage & Risk Management Segments Combined
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 198.0 $   - $         198.0 $   249.7 $   - $         249.7 $   237.0 $   - $         237.0 $   228.2 $   - $         228.2 $   912.9 $   - $         912.9 $
Fees 166.6      -            166.6      186.9      -            186.9      188.9      -            188.9      191.4      -            191.4      733.8      -            733.8
Supplemental and contingent commissions 29.5        (8.2)         21.3        11.8        4.4          16.2        10.3        5.3          15.6        13.4        (0.1)         13.3        65.0        1.4          66.4
Investment income 1.5          -            1.5          1.7          -            1.7          1.4          -            1.4          1.5          -            1.5          6.1          -            6.1
Gains realized on books of business sales 6.1          (6.1)         -            3.3          (3.3)         -            1.7          (1.7)         -            0.5          (0.5)         -            11.6        (11.6)       -
     Revenues 401.7      (14.3)       387.4      453.4      1.1          454.5      439.3      3.6          442.9      435.0      (0.6)         434.4      1,729.4   (10.2)       1,719.2
Compensation 250.4      (0.4)         250.0      269.4      (0.6)         268.8      260.2      (0.8)         259.4      281.0      (10.2)       270.8      1,061.0   (12.0)       1,049.0
Operating 77.7        (0.6)         77.1        78.1        (0.3)         77.8        80.7        (0.8)         79.9        91.4        (3.2)         88.2        327.9      (4.9)         323.0
Depreciation 7.7          -            7.7          7.5          -            7.5          7.7          -            7.7          7.6          -            7.6          30.5        -            30.5
Amortization 12.4        -            12.4        14.1        -            14.1        13.8        -            13.8        14.7        -            14.7        55.0        -            55.0
Change in estimated acquisition earnout payables -            -            -            1.4          -            1.4          1.2          -            1.2          1.5          -            1.5          4.1          -            4.1
     Expenses 348.2      (1.0)         347.2      370.5      (0.9)         369.6      363.6      (1.6)         362.0      396.2      (13.4)       382.8      1,478.5   (16.9)       1,461.6
Earnings from continuing operations before income taxes 53.5        (13.3)       40.2        82.9        2.0          84.9        75.7        5.2          80.9        38.8        12.8        51.6        250.9      6.7          257.6
Provision for income taxes 20.7        (5.3)         15.4        33.5        0.8          34.3        30.1        2.1          32.2        12.2        5.2          17.4        96.5        2.8          99.3
Earnings from continuing operations 32.8 $     (8.0) $      24.8 $     49.4 $     1.2 $       50.6 $     45.6 $     3.1 $       48.7 $     26.6 $     7.6 $       34.2 $     154.4 $   3.9 $       158.3 $
Diluted earnings from continuing operations per share 0.34 $     (0.08) $    0.25 $     0.49 $     0.01 $     0.50 $     0.45 $     0.03 $     0.48 $     0.26 $     0.07 $     0.33 $     1.53 $     0.04 $     1.57 $
Growth (decline) - revenues 7% 4% 6% 6% 1% 3% 4% 7% 5% 5%
Organic growth (decline) in commissions, fees and supplemental commissions -2% -2% 0% 0% -4% -4% -1% -1% -2% -2%
Compensation expense ratio 62% 65% 59% 59% 59% 59% 65% 62% 61% 61%
Operating expense ratio 19% 20% 17% 17% 18% 18% 21% 20% 19% 19%
Pretax profit margin 13% 10% 18% 19% 17% 18% 9% 12% 15% 15%
EBITDAC margin 18% 16% 23% 24% 22% 23% 14% 17% 20% 20%
Effective tax rate 39% 38% 40% 40% 40% 40% 31% 34% 38% 39%
Other Information
Diluted weighted average shares outstanding (000s) 98,084    98,084    100,717 100,717 101,550 101,550 102,213 102,213 100,625 100,625
EBITDAC
Earnings from continuing operations 32.8 $     (8.0) $      24.8 $     49.4 $     1.2 $       50.6 $     45.6 $     3.1 $       48.7 $     26.6 $     7.6 $       34.2 $     154.4 $   3.9 $       158.3 $
Provision for income taxes 20.7        (5.3)         15.4        33.5        0.8          34.3        30.1        2.1          32.2        12.2        5.2          17.4        96.5        2.8          99.3
Depreciation 7.7          -            7.7          7.5          -            7.5          7.7          -            7.7          7.6          -            7.6          30.5        -            30.5
Amortization 12.4        -            12.4        14.1        -            14.1        13.8        -            13.8        14.7        -            14.7        55.0        -            55.0
Change in estimated acquisition earnout payables -            -            -            1.4          -            1.4          1.2          -            1.2          1.5          -            1.5          4.1          -            4.1
EBITDAC 73.6 $     (13.3) $    60.3 $     105.9 $   2.0 $       107.9 $   98.4 $     5.2 $       103.6 $   62.6 $     12.8 $     75.4 $     340.5 $   6.7 $       347.2 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2009 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 09 2nd Q 09 3rd Q 09 4th Q 09 YTD 09

Brokerage Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 204.2 $  - $        204.2 $  257.0 $  - $        257.0 $  251.9 $  - $        251.9 $  244.2 $  - $        244.2 $  957.3 $  - $        957.3 $
Fees 54.9 - 54.9 68.5 - 68.5 74.8 - 74.8 76.7 - 76.7 274.9 - 274.9
Supplemental and contingent commissions 43.4 (14.7) 28.7 19.3 - 19.3 19.7 - 19.7 15.2 - 15.2 97.6 (14.7) 82.9
Investment income 1.0 - 1.0 1.6 - 1.6 1.1 - 1.1 1.2 - 1.2 4.9 - 4.9
Gains realized on books of business sales 0.9 (0.9) - 0.6 (0.6) - 3.8 (3.8) - 0.6 (0.6) - 5.9 (5.9) -
Revenues 304.4 (15.6) 288.8 347.0 (0.6) 346.4 351.3 (3.8) 347.5 337.9 (0.6) 337.3 1,340.6 (20.6) 1,320.0
Compensation 191.5 (0.4) 191.1 206.7 (3.2) 203.5 205.0 (1.2) 203.8 213.9 (1.5) 212.4 817.1 (6.3) 810.8
Operating 53.3 (0.1) 53.2 57.0 (4.0) 53.0 57.1 - 57.1 56.2 - 56.2 223.6 (4.1) 219.5
Depreciation 4.6 - 4.6 4.9 - 4.9 5.1 - 5.1 4.9 - 4.9 19.5 - 19.5
Amortization 13.7 - 13.7 16.5 (2.3) 14.2 14.4 - 14.4 15.2 - 15.2 59.8 (2.3) 57.5
Change in estimated acquisition earnout payables 1.9 (0.5) 1.4 (0.9) 2.5 1.6 (3.9) 5.6 1.7 0.3 1.2 1.5 (2.6) 8.8 6.2
Expenses 265.0 (1.0) 264.0 284.2 (7.0) 277.2 277.7 4.4 282.1 290.5 (0.3) 290.2 1,117.4 (3.9) 1,113.5
Earnings from continuing operations before income taxes 39.4 (14.6) 24.8 62.8 6.4 69.2 73.6 (8.2) 65.4 47.4 (0.3) 47.1 223.2 (16.7) 206.5
Provision for income taxes 15.9 (5.8) 10.1 25.4 2.6 28.0 29.4 (3.3) 26.1 17.0 (0.1) 16.9 87.7 (6.6) 81.1
Earnings from continuing operations 23.5 $    (8.8) $     14.7 $    37.4 $    3.8 $      41.2 $    44.2 $    (4.9) $     39.3 $    30.4 $    (0.2) $     30.2 $    135.5 $  (10.1) $   125.4 $
Diluted earnings from continuing operations per share 0.23 $    (0.09) $   0.14 $    0.36 $    0.04 $    0.39 $    0.42 $    (0.05) $   0.37 $    0.28 $    (0.00) $   0.28 $    1.29 $    (0.10) $   1.19 $
Growth (decline) - revenues 5% 5% 2% 2% 3% 5% 5% 5% 5% 4%
Organic growth (decline) in commissions, fees and supplemental commissions
-3% -3% -3% -3% 0% 0% 0% 0% -2% -2%
Compensation expense ratio 63% 66% 60% 59% 58% 59% 63% 63% 61% 61%
Operating expense ratio 18% 18% 16% 15% 16% 16% 17% 17% 17% 17%
Pretax profit margin 13% 9% 18% 20% 21% 19% 14% 14% 17% 16%
EBITDAC margin 20% 15% 24% 26% 25% 25% 20% 20% 22% 22%
Effective tax rate 40% 41% 40% 40% 40% 40% 36% 36% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 102,936 102,936 104,648 104,648 105,736 105,736 107,327 107,327 105,099 105,099
EBITDAC
Earnings from continuing operations 23.5 $    (8.8) $     14.7 $    37.4 $    3.8 $      41.2 $    44.2 $    (4.9) $     39.3 $    30.4 $    (0.2) $     30.2 $    135.5 $  (10.1) $   125.4 $
Provision for income taxes 15.9 (5.8) 10.1 25.4 2.6 28.0 29.4 (3.3) 26.1 17.0 (0.1) 16.9 87.7 (6.6) 81.1
Depreciation 4.6 - 4.6 4.9 - 4.9 5.1 - 5.1 4.9 - 4.9 19.5 - 19.5
Amortization 13.7 - 13.7 16.5 (2.3) 14.2 14.4 - 14.4 15.2 - 15.2 59.8 (2.3) 57.5
Change in estimated acquisition earnout payables 1.9 (0.5) 1.4 (0.9) 2.5 1.6 (3.9) 5.6 1.7 0.3 1.2 1.5 (2.6) 8.8 6.2
EBITDAC 59.6 $    (15.1) $   44.5 $    83.3 $    6.6 $      89.9 $    89.2 $    (2.6) $     86.6 $    67.8 $    0.9 $      68.7 $    299.9 $  (10.2) $   289.7 $
See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2010 Adjusted Brokerage Segment Statement of Earnings
(Unaudited - in millions except share and per share data)
YTD 10 4th  Q 10 2nd Q 10 3rd Q 10 1st Q 10

Risk Management Segment
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Fees 110.1 $   - $         110.1 $   110.9 $   - $         110.9 $   110.9 $   - $         110.9 $   128.2 $   - $         128.2 $   460.1 $   - $         460.1 $
Investment income 0.4          -            0.4          0.5          -            0.5          0.5          -            0.5          0.6          -            0.6          2.0          -            2.0
     Revenues 110.5      -            110.5      111.4      -            111.4      111.4      -            111.4      128.8      -            128.8      462.1      -            462.1
Compensation 67.7        -            67.7        66.7        (0.2)         66.5        72.5        (3.6)         68.9        81.1        (2.9)         78.2        288.0      (6.7)         281.3
Operating 24.2        -            24.2        28.2        (0.2)         28.0        24.9        0.7          25.6        31.8        (0.8)         31.0        109.1      (0.3)         108.8
Depreciation 3.0          -            3.0          3.0          -            3.0          3.1          -            3.1          3.3          -            3.3          12.4        -            12.4
Amortization 0.2          -            0.2          0.1          -            0.1          0.1          -            0.1          0.6          -            0.6          1.0          -            1.0
     Expenses 95.1        -            95.1        98.0        (0.4)         97.6        100.6      (2.9)         97.7        116.8      (3.7)         113.1      410.5      (7.0)         403.5
Earnings from continuing operations before income taxes 15.4        -            15.4        13.4        0.4          13.8        10.8        2.9          13.7        12.0        3.7          15.7        51.6        7.0          58.6
Provision for income taxes 6.2          -            6.2          5.3          0.2          5.5          4.4          1.2          5.6          4.4          1.5          5.9          20.3        2.9          23.2
Earnings from continuing operations 9.2 $       - $         9.2 $       8.1 $       0.2 $       8.3 $       6.4 $       1.7 $       8.1 $       7.6 $       2.2 $       9.8 $       31.3 $     4.1 $       35.4 $
Diluted earnings from continuing operations per share 0.09 $     - $       0.09 $     0.08 $     0.00 $     0.08 $     0.06 $     0.02 $     0.08 $     0.07 $     0.02 $     0.09 $     0.30 $     0.04 $     0.34 $
Growth (decline) - revenues -2% -2% -2% -2% -2% -2% 13% 13% 2% 2%
Organic growth (decline) in commissions, fees and supplemental commissions -5% -5% -3% -3% -3% -3% 0% 0% -3% -3%
Compensation expense ratio 61% 61% 60% 60% 65% 62% 63% 61% 62% 61%
Operating expense ratio 22% 22% 25% 25% 22% 23% 25% 24% 24% 24%
Pretax profit margin 14% 14% 12% 12% 10% 12% 9% 12% 11% 13%
EBITDAC margin 17% 17% 15% 15% 13% 15% 12% 15% 14% 16%
Effective tax rate 40% 40% 40% 40% 41% 41% 37% 38% 39% 40%
Other Information
Diluted weighted average shares outstanding (000s) 102,936 102,936 104,648 104,648 105,736 105,736 107,327 107,327 105,099 105,099
EBITDAC
Earnings from continuing operations 9.2 $       - $         9.2 $       8.1 $       0.2 $       8.3 $       6.4 $       1.7 $       8.1 $       7.6 $       2.2 $       9.8 $       31.3 $     4.1 $       35.4 $
Provision for income taxes 6.2          -            6.2          5.3          0.2          5.5          4.4          1.2          5.6          4.4          1.5          5.9          20.3        2.9          23.2
Depreciation 3.0          -            3.0          3.0          -            3.0          3.1          -            3.1          3.3          -            3.3          12.4        -            12.4
Amortization 0.2          -            0.2          0.1          -            0.1          0.1          -            0.1          0.6          -            0.6          1.0          -            1.0
EBITDAC 18.6 $     - $         18.6 $     16.5 $     0.4 $       16.9 $     14.0 $     2.9 $       16.9 $     15.9 $     3.7 $       19.6 $     65.0 $     7.0 $       72.0 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2010 Adjusted Risk Management Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 10 2nd Q 10 3rd Q 10 4th  Q 10 YTD 10

Brokerage & Risk Management Segments Combined
Statement of Earnings
Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted Reported
Adjust-
ments
Adjusted
Commissions 204.2 $   - $         204.2 $   257.0 $   - $         257.0 $   251.9 $   - $         251.9 $   244.2 $   - $         244.2 $   957.3 $   - $         957.3 $
Fees 165.0      -            165.0      179.4      -            179.4      185.7      -            185.7      204.9      -            204.9      735.0      -            735.0
Supplemental and contingent commissions 43.4        (14.7)       28.7        19.3        -            19.3        19.7        -            19.7        15.2        -            15.2        97.6        (14.7)       82.9
Investment income 1.4          -            1.4          2.1          -            2.1          1.6          -            1.6          1.8          -            1.8          6.9          -            6.9
Gains realized on books of business sales 0.9          (0.9)         -            0.6          (0.6)         -            3.8          (3.8)         -            0.6          (0.6)         -            5.9          (5.9)         -
     Revenues 414.9      (15.6)       399.3      458.4      (0.6)         457.8      462.7      (3.8)         458.9      466.7      (0.6)         466.1      1,802.7   (20.6)       1,782.1
Compensation 259.2      (0.4)         258.8      273.4      (3.4)         270.0      277.5      (4.8)         272.7      295.0      (4.4)         290.6      1,105.1   (13.0)       1,092.1
Operating 77.5        (0.1)         77.4        85.2        (4.2)         81.0        82.0        0.7          82.7        88.0        (0.8)         87.2        332.7      (4.4)         328.3
Depreciation 7.6          -            7.6          7.9          -            7.9          8.2          -            8.2          8.2          -            8.2          31.9        -            31.9
Amortization 13.9        -            13.9        16.6        (2.3)         14.3        14.5        -            14.5        15.8        -            15.8        60.8        (2.3)         58.5
Change in estimated acquisition earnout payables 1.9          (0.5)         1.4          (0.9)         2.5          1.6          (3.9)         5.6          1.7          0.3          1.2          1.5          (2.6)         8.8          6.2
     Expenses 360.1      (1.0)         359.1      382.2      (7.4)         374.8      378.3      1.5          379.8      407.3      (4.0)         403.3      1,527.9   (10.9)       1,517.0
Earnings from continuing operations before income taxes 54.8        (14.6)       40.2        76.2        6.8          83.0        84.4        (5.3)         79.1        59.4        3.4          62.8        274.8      (9.7)         265.1
Provision for income taxes 22.1        (5.8)         16.3        30.7        2.8          33.5        33.8        (2.1)         31.7        21.4        1.4          22.8        108.0      (3.7)         104.3
Earnings from continuing operations 32.7 $     (8.8) $      23.9 $     45.5 $     4.0 $       49.5 $     50.6 $     (3.2) $      47.4 $     38.0 $     2.0 $       40.0 $     166.8 $   (6.0) $      160.8 $
Diluted earnings from continuing operations per share 0.32 $     (0.09) $    0.23 $     0.44 $     0.04 $     0.47 $     0.48 $     (0.03) $    0.45 $     0.35 $     0.02 $     0.37 $     1.59 $     (0.06) $    1.53 $
Growth (decline) - revenues 3% 3% 1% 1% 2% 4% 6% 7% 4% 4%
Organic growth (decline) in commissions, fees and supplemental commissions -4% -4% -3% -3% -1% -1% 0% 0% -2% -2%
Compensation expense ratio 62% 65% 60% 59% 60% 59% 63% 62% 61% 61%
Operating expense ratio 19% 19% 19% 18% 18% 18% 19% 19% 18% 18%
Pretax profit margin 13% 10% 17% 18% 18% 17% 13% 13% 15% 15%
EBITDAC margin 19% 16% 22% 23% 22% 23% 18% 19% 20% 20%
Effective tax rate 40% 41% 40% 40% 40% 40% 36% 36% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 102,936 102,936 104,648 104,648 105,736 105,736 107,327 107,327 105,099 105,099
EBITDAC
Earnings from continuing operations 32.7 $     (8.8) $      23.9 $     45.5 $     4.0 $       49.5 $     50.6 $     (3.2) $      47.4 $     38.0 $     2.0 $       40.0 $     166.8 $   (6.0) $      160.8 $
Provision for income taxes 22.1        (5.8)         16.3        30.7        2.8          33.5        33.8        (2.1)         31.7        21.4        1.4          22.8        108.0      (3.7)         104.3
Depreciation 7.6          -            7.6          7.9          -            7.9          8.2          -            8.2          8.2          -            8.2          31.9        -            31.9
Amortization 13.9        -            13.9        16.6        (2.3)         14.3        14.5        -            14.5        15.8        -            15.8        60.8        (2.3)         58.5
Change in estimated acquisition earnout payables 1.9          (0.5)         1.4          (0.9)         2.5          1.6          (3.9)         5.6          1.7          0.3          1.2          1.5          (2.6)         8.8          6.2
EBITDAC 78.2 $     (15.1) $    63.1 $     99.8 $     7.0 $       106.8 $   103.2 $   0.3 $       103.5 $   83.7 $     4.6 $       88.3 $     364.9 $   (3.2) $      361.7 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
Arthur J. Gallagher & Co.
2010 Adjusted Brokerage & Risk Management Segments Combined Statement of Earnings
(Unaudited - in millions except share and per share data)
1st Q 10 2nd Q 10 3rd Q 10 4th  Q 10 YTD 10

Brokerage Segment
Statement of Earnings
2008 2009 2010 2008 2009 2010 2008 2009 2010 2008 2009 2010 2008 2009 2010
Commissions 183.4 $    198.0 $    204.2 $    232.6 $    249.7 $    257.0 $    226.8 $    237.0 $    251.9 $    211.4 $    228.2 $    244.2 $    854.2 $    912.9 $    957.3 $
Fees 50.4         54.8         54.9         63.5         73.9         68.5         66.0         75.8         74.8         70.3         77.6         76.7         250.2       282.1       274.9
Supplemental and contingent commissions 17.9         29.5         43.4         8.3           11.8         19.3         12.3         10.3         19.7         7.2           13.4         15.2         45.7         65.0         97.6
Investment income 4.6           1.1           1.0           4.3           1.4           1.6           3.6           1.0           1.1           1.4           1.1           1.2           13.9         4.6           4.9
Gains realized on books of business sales 1.7           6.1           0.9           3.5           3.3           0.6           5.7           1.7           3.8           12.9         0.5           0.6           23.8         11.6         5.9
     Revenues 258.0       289.5       304.4       312.2       340.1       347.0       314.4       325.8       351.3       303.2       320.8       337.9       1,187.8    1,276.2    1,340.6
Compensation 167.1       182.3       191.5       175.8       199.5       206.7       179.6       190.3       205.0       184.9       206.6       213.9       707.4       778.7       817.1
Operating 58.7         51.1         53.3         56.0         51.1         57.0         60.5         54.5         57.1         72.2         61.3         56.2         247.4       218.0       223.6
Depreciation 3.9           4.7           4.6           4.7           4.7           4.9           4.7           4.7           5.1           4.9           4.7           4.9           18.2         18.8         19.5
Amortization 8.8           12.2         13.7         10.1         13.9         16.5         10.1         13.7         14.4         14.2         14.5         15.2         43.2         54.3         59.8
Change in estimated acquisition earnout payables -            -            1.9           -            1.4           (0.9)         -            1.2           (3.9)         -            1.5           0.3           -            4.1           (2.6)
     Expenses 238.5       250.3       265.0       246.6       270.6       284.2       254.9       264.4       277.7       276.2       288.6       290.5       1,016.2    1,073.9    1,117.4
Earnings from continuing operations before income taxes 19.5         39.2         39.4         65.6         69.5         62.8         59.5         61.4         73.6         27.0         32.2         47.4         171.6       202.3       223.2
Provision for income taxes 7.6           15.1         15.9         26.4         28.0         25.4         23.4         24.5         29.4         10.0         11.0         17.0         67.4         78.6         87.7
Earnings from continuing operations 11.9 $      24.1 $      23.5 $      39.2 $      41.5 $      37.4 $      36.1 $      36.9 $      44.2 $      17.0 $      21.2 $      30.4 $      104.2 $    123.7 $    135.5 $
Diluted earnings from continuing operations per share 0.13 $      0.25 $      0.23 $      0.42 $      0.41 $      0.36 $      0.38 $      0.36 $      0.42 $      0.18 $      0.21 $      0.28 $      1.11 $      1.23 $      1.29 $
Growth (decline) - revenues 11% 12% 5% 6% 9% 2% 8% 4% 3% 2% 6% 5% 7% 7% 5%
Organic growth (decline) in commissions, fees and supplemental commissions 2% -4% -3% 0% -1% -3% 1% -4% 0% -4% 0% 0% 0% -2% -2%
Compensation expense ratio 65% 63% 63% 56% 59% 60% 57% 58% 58% 61% 64% 63% 60% 61% 61%
Operating expense ratio 23% 18% 18% 18% 15% 16% 19% 17% 16% 24% 19% 17% 21% 17% 17%
Pretax profit margin 8% 14% 13% 21% 20% 18% 19% 19% 21% 9% 10% 14% 14% 16% 17%
EBITDAC margin 12% 19% 20% 26% 26% 24% 24% 25% 25% 15% 16% 20% 20% 22% 22%
Effective tax rate 39% 39% 40% 40% 40% 40% 39% 40% 40% 37% 34% 36% 39% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 92,898     98,084     102,936   93,545     100,717   104,648   94,556     101,550   105,736   95,900     102,213   107,327   94,179     100,625   105,099
EBITDAC
Earnings from continuing operations 11.9 $      24.1 $      23.5 $      39.2 $      41.5 $      37.4 $      36.1 $      36.9 $      44.2 $      17.0 $      21.2 $      30.4 $      104.2 $    123.7 $    135.5 $
Provision for income taxes 7.6           15.1         15.9         26.4         28.0         25.4         23.4         24.5         29.4         10.0         11.0         17.0         67.4         78.6         87.7
Depreciation 3.9           4.7           4.6           4.7           4.7           4.9           4.7           4.7           5.1           4.9           4.7           4.9           18.2         18.8         19.5
Amortization 8.8           12.2         13.7         10.1         13.9         16.5         10.1         13.7         14.4         14.2         14.5         15.2         43.2         54.3         59.8
Change in estimated acquisition earnout payables -            -            1.9           -            1.4           (0.9)         -            1.2           (3.9)         -            1.5           0.3           -            4.1           (2.6)
EBITDAC 32.2 $      56.1 $      59.6 $      80.4 $      89.5 $      83.3 $      74.3 $      81.0 $      89.2 $      46.1 $      52.9 $      67.8 $      233.0 $    279.5 $    299.9 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
The information on this page is being presented to highlight the seasonality of the operating results of the Brokerage segment.
Arthur J. Gallagher & Co.
Reported Brokerage Segment Statement of Earnings - Quarter over Quarter for 2008 to 2010
(Unaudited - in millions except share and per share data)
Q1 Reported Q2 Reported Q3 Reported Q4 Reported Full Year Reported

Brokerage Segment
Statement of Earnings
2008 2009 2010 2008 2009 2010 2008 2009 2010 2008 2009 2010 2008 2009 2010
Commissions 183.4 $    198.0 $    204.2 $    232.6 $    249.7 $    257.0 $    226.8 $    237.0 $    251.9 $    211.4 $    228.2 $    244.2 $    854.2 $    912.9 $    957.3 $
Fees 50.4         54.8         54.9         63.5         73.9         68.5         66.0         75.8         74.8         70.3         77.6         76.7         250.2       282.1       274.9
Supplemental and contingent commissions 16.3         21.3         28.7         11.3         16.2         19.3         14.7         15.6         19.7         9.5           13.3         15.2         51.8         66.4         82.9
Investment income 4.6           1.1           1.0           4.3           1.4           1.6           3.6           1.0           1.1           1.4           1.1           1.2           13.9         4.6           4.9
Gains realized on books of business sales -            -            -            -            -            -            -            -            -            -            -            -            -            -            -
     Revenues 254.7       275.2       288.8       311.7       341.2       346.4       311.1       329.4       347.5       292.6       320.2       337.3       1,170.1    1,266.0    1,320.0
Compensation 167.0       182.2       191.1       174.9       198.9       203.5       179.6       189.5       203.8       182.0       202.6       212.4       703.5       773.2       810.8
Operating 58.7         51.1         53.2         56.0         50.8         53.0         59.2         53.7         57.1         69.9         58.8         56.2         243.8       214.4       219.5
Depreciation 3.9           4.7           4.6           4.7           4.7           4.9           4.7           4.7           5.1           4.9           4.7           4.9           18.2         18.8         19.5
Amortization 8.8           12.2         13.7         10.1         13.9         14.2         10.1         13.7         14.4         11.5         14.5         15.2         40.5         54.3         57.5
Change in estimated acquisition earnout payables -            -            1.4           -            1.4           1.6           -            1.2           1.7           -            1.5           1.5           -            4.1           6.2
     Expenses 238.4       250.2       264.0       245.7       269.7       277.2       253.6       262.8       282.1       268.3       282.1       290.2       1,006.0    1,064.8    1,113.5
Earnings from continuing operations before income taxes 16.3         25.0         24.8         66.0         71.5         69.2         57.5         66.6         65.4         24.3         38.1         47.1         164.1       201.2       206.5
Provision for income taxes 6.3           9.4           10.1         26.6         28.8         28.0         22.6         26.6         26.1         8.9           13.4         16.9         64.4         78.2         81.1
Earnings from continuing operations 10.0 $      15.6 $      14.7 $      39.4 $      42.7 $      41.2 $      34.9 $      40.0 $      39.3 $      15.4 $      24.7 $      30.2 $      99.7 $      123.0 $    125.4 $
Diluted earnings from continuing operations per share 0.11 $      0.16 $      0.14 $      0.42 $      0.42 $      0.39 $      0.37 $      0.39 $      0.37 $      0.16 $      0.24 $      0.28 $      1.06 $      1.22 $      1.19 $
Growth (decline) - revenues 9% 8% 5% 6% 9% 2% 7% 6% 5% -1% 9% 5% 5% 8% 4%
Organic growth (decline) in commissions, fees and supplemental commissions
2% -4% -3% 0% -1% -3% 1% -4% 0% -4% 0% 0% 0% -2% -2%
Compensation expense ratio 66% 66% 66% 56% 58% 59% 58% 58% 59% 62% 63% 63% 60% 61% 61%
Operating expense ratio 23% 19% 18% 18% 15% 15% 19% 16% 16% 24% 18% 17% 21% 17% 17%
Pretax profit margin 6% 9% 9% 21% 21% 20% 18% 20% 19% 8% 12% 14% 14% 16% 16%
EBITDAC margin 11% 15% 15% 26% 27% 26% 23% 26% 25% 14% 18% 20% 19% 22% 22%
Effective tax rate 39% 38% 41% 40% 40% 40% 39% 40% 40% 37% 35% 36% 39% 39% 39%
Other Information
Diluted weighted average shares outstanding (000s) 92,898     98,084     102,936   93,545     100,717   104,648   94,556     101,550   105,736   95,900     102,213   107,327   94,179     100,625   105,099
EBITDAC
Earnings from continuing operations 10.0 $      15.6 $      14.7 $      39.4 $      42.7 $      41.2 $      34.9 $      40.0 $      39.3 $      15.4 $      24.7 $      30.2 $      99.7 $      123.0 $    125.4 $
Provision for income taxes 6.3           9.4           10.1         26.6         28.8         28.0         22.6         26.6         26.1         8.9           13.4         16.9         64.4         78.2         81.1
Depreciation 3.9           4.7           4.6           4.7           4.7           4.9           4.7           4.7           5.1           4.9           4.7           4.9           18.2         18.8         19.5
Amortization 8.8           12.2         13.7         10.1         13.9         14.2         10.1         13.7         14.4         11.5         14.5         15.2         40.5         54.3         57.5
Change in estimated acquisition earnout payables -            -            1.4           -            1.4           1.6           -            1.2           1.7           -            1.5           1.5           -            4.1           6.2
EBITDAC 29.0 $      41.9 $      44.5 $      80.8 $      91.5 $      89.9 $      72.3 $      86.2 $      86.6 $      40.7 $      58.8 $      68.7 $      222.8 $    278.4 $    289.7 $

See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Gallagher does not intend to present this adjusted information in the future.
The information on this page is being presented to highlight the seasonality of the operating results of the Brokerage segment.
Arthur J. Gallagher & Co.
Adjusted Brokerage Segment Statement of Earnings - Quarter over Quarter for 2008 to 2010
(Unaudited - in millions except share and per share data)
Q1 Adjusted Q2 Adjusted Q3 Adjusted Q4 Adjusted Full Year Adjusted

2008 2009 2010
Earnings from continuing operations  - Brokerage & Risk Management Segments Combined 132.4 $         154.4 $         166.8 $
Provision for income taxes 85.1              96.5              108.0
Depreciation 29.8              30.5              31.9
Amortization 43.7              55.0              60.8
Change in estimated acquisition earnout payables -                   4.1                 (2.6)
EBITDAC - Brokerage & Risk Management Segments Combined 291.0            340.5            364.9
Gains from books of business sales and other (23.8)             (11.6)             (5.9)
Net supplemental commission timing 6.1                 1.4                 (14.7)
Workforce related charges 3.9                 12.0              6.8
Lease termination related charges 4.2                 2.7                 0.7
Litigation settlements -                   2.2                 6.3
GAB Robins integration costs -                   -                   3.6
Adjusted EBITDAC - Brokerage & Risk Management Segments Combined 281.4            347.2            361.7
Stock compensation expense 18.3              16.1              15.6
Capital expenditures (32.0)             (23.5)             (25.4)
Interest and banking costs (28.9)             (29.5)             (36.4)
Corporate and acquisition costs (5.4)               (6.2)               (6.9)
Income taxes paid (40.1)             (27.7)             (37.6)
Cash generation 193.3 $         276.4 $         271.0 $
See information regarding Non-GAAP Financial Measures on the first page of these exhibits.
Arthur J. Gallagher & Co.
Cash Generation for 2008 to 2010
(Unaudited - in millions )